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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 25, 2001
                (Date of Earliest Event Reported: July 25, 2001)




                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)



          Delaware                      1-14365                  76-0568816
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)



                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (713) 420-2600


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Item 5.       Other Events

              This Current Report on Form 8-K includes our Computation of Earnings to Fixed Charges for the five years ended December 31, 2000, and for the quarters ended March 31, 2000 and 2001.


Item 7.       Financial Statements and Exhibits

              c)  Exhibits.

                  Exhibit Number                      Description
                  --------------                      -----------

                      12.1              Computation of Earnings to Fixed Charges


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     EL PASO CORPORATION



                                         By:       /s/ Jeffrey I. Beason
                                            ------------------------------------
                                                    Jeffrey I. Beason
                                            Senior Vice President and Controller
                                                 (Chief Accounting Office)


Date:  July 25, 2001


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                                  EXHIBIT INDEX



Exhibit Number                                     Description
--------------                                     -----------

     12.1                               Computation of Earnings to Fixed Charges


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